EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

I, Thomas G. Sorrell, President of The Park Avenue Portfolio, certify that:

    1.  I have reviewed this report on Form N-CSR of The Park Avenue Portfolio;

    2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

    3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

      Date: March 10, 2003

                                     /s/ Thomas G. Sorrell
                                     ---------------------------
                                     Thomas G. Sorrell,
                                     President of
                                     The Park Avenue Portfolio

EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

I, Frank L. Pepe, Vice President and Treasurer of The Park Avenue Portfolio, certify that:

   1.  I have reviewed this report on Form N-CSR of The Park Avenue Portfolio;

   2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

   3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

      Date: March 10, 2003

                                     /s/ Frank L. Pepe
                                     ----------------------------
                                     Frank L. Pepe,
                                     Vice President and Treasurer
                                     The Park Avenue Portfolio

Exhibit 99.1

    Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of The Park Avenue Portfolio (the "Portfolio") on Form N-CSR for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
G. Sorell, President of the Portfolio, certify that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Portfolio.

Dated: March 10, 2003

                                    /s/ Thomas G. Sorell
                                    -------------------------
                                    Thomas G. Sorell,
                                    President of
                                    The Park Avenue Portfolio

Exhibit 99.1

    Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Report of The Park Avenue Portfolio (the "Portfolio") on Form N-CSR for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank
L. Pepe, Vice President and Treasurer of the Portfolio, certify that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Portfolio.

Dated: March 10, 2003

                                     /s/ Frank L. Pepe
                                     -------------------------------
                                     Frank L. Pepe,
                                     Vice President and Treasurer of
                                     The Park Avenue Portfolio